UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

700 North Sam Houston Parkway West, Suite 200 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

832-353-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01	Other Events

On June 5, 2008, we issued a press release to provide an update regarding the review of strategic alternatives being conducted by the Special Committee of the Board of Directors and to announce that we have entered into a new seven-year capacity purchase agreement with Continental Airlines, Inc.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

9.01	Financial Statements and Exhibits
99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: June 5, 2008	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release